UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2016

Tallgrass Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
On May 9, 2016, Tallgrass Energy Partners, LP ("TEP") and Tallgrass Energy GP, LP issued a joint press release announcing that a wholly owned subsidiary of TEP closed on the purchase of a 25% membership interest in Rockies Express Pipeline LLC from a unit of Sempra U.S. Gas and Power. Please reference the Form 8-K filed by Tallgrass Energy Partners, LP on May 9, 2016 for more information. The following financial statements and pro forma financial information are being filed in connection with such acquisition.

(a)	Financial Statements of Rockies Express Pipeline LLC
Unaudited financial statements of Rockies Express Pipeline LLC as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information
Unaudited pro forma condensed consolidated financial statements of TEP as of and for the three months ended March 31, 2016, and the notes related thereto, have been prepared as if the transaction and associated financing had occurred as of March 31, 2016, in the case of the unaudited pro forma condensed consolidated balance sheet, or as of January 1, 2015, in the case of the unaudited pro forma condensed consolidated statements of income, are filed as Exhibit 99.4 to this Current Report on Form 8-K.

(d)	Exhibits

99.1
Audited Financial Statements of Rockies Express Pipeline LLC as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, including the notes related thereto (incorporated by reference to Exhibit 99.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed on April 28, 2016).

99.2	Unaudited financial statements of Rockies Express Pipeline LLC as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, including the notes related thereto.

99.3
Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy Partners, LP as of and for the year ended December 31, 2015, including the notes related thereto (incorporated by reference to Exhibit 99.3 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed on April 28, 2016).

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy Partners, LP as of and for the three months ended March 31, 2016, including the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

		By:	Tallgrass MLP GP, LLC
its general partner

Date:	June 24, 2016	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Audited Financial Statements of Rockies Express Pipeline LLC as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, including the notes related thereto (incorporated by reference to Exhibit 99.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed on April 28, 2016).

99.2	Unaudited financial statements of Rockies Express Pipeline LLC as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, including the notes related thereto.

99.3
Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy Partners, LP as of and for the year ended December 31, 2015, including the notes related thereto (incorporated by reference to Exhibit 99.3 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed on April 28, 2016).

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy Partners, LP as of and for the three months ended March 31, 2016, including the notes related thereto.